UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

PUERTO RICO RESIDENTS TAX-FREE FUND IV, INC.

(Name of Registrant as Specified In Its Charter)

Ocean Capital LLC
William Heath Hawk

Brent D. Rosenthal

José R. Izquierdo II

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On November 25, 2024, Ocean Capital LLC (“Ocean Capital”) and the other parties named therein filed with the Securities and Exchange Commission (“SEC”) an Amendment No. 6 to their Schedule 13D with respect to Puerto Rico Residents Tax-Free Fund IV, Inc. (the “Fund”), a copy of which is filed herewith as Exhibit 1.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

To the Shareholders of Puerto Rico Residents Tax-Free Fund IV, Inc. (with respect to its 2024 annual meeting of shareholders):

Ocean Capital and the other participants in its solicitation (collectively, the “Participants”) intend to file with the SEC a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of the Fund with respect to its 2024 annual meeting of shareholders. All shareholders of the Fund are advised to read the definitive proxy statement, any amendments or supplements thereto and other documents related to the solicitation of proxies by the Participants when they become available, as they will contain important information, including additional information relating to the Participants and their direct or indirect interests, by security holdings or otherwise. The definitive proxy statement and accompanying BLUE proxy card will be furnished to some or all of the Fund’s shareholders and will be, along with other relevant documents, available at no charge on the SEC’s website at http://www.sec.gov.

Information about the Participants and a description of their direct or indirect interests, by security holdings or otherwise, is contained on an amendment to Schedule 13D filed by Participants with the SEC on November 25, 2024. This document is available free of charge from the source indicated above.

2

Exhibit 1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 6)*

Puerto Rico Residents Tax-Free Fund IV, Inc.

(Name of Issuer)

Common Shares, $0.01 par value
(Title of Class of Securities)

74527N108
(CUSIP Number)

W. Heath Hawk
GAM Tower, 2 Tabonuco St., Suite 200

Guaynabo, Puerto Rico 00968

(770) 777-9373
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

November 21, 2024
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), Rule 13d-1(f) or Rule 13d-1(g), check the following box. ☐

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 74527N108	SCHEDULE 13D

1	NAME OF REPORTING PERSON Ocean Capital LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Puerto Rico

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 636,494
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 636,494

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 636,494
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 6.9%[1]
14	TYPE OF REPORTING PERSON OO

1	The percentages used herein are calculated based upon 9,181,416 shares of common stock outstanding as of November 4, 2024, as disclosed in the Issuer’s proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on November 15, 2024.

CUSIP No. 74527N108	SCHEDULE 13D

1	NAME OF REPORTING PERSON William Heath Hawk
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC, PF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 636,494[1]
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 636,494[1]

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 636,494
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 6.9%[2]
14	TYPE OF REPORTING PERSON IN

1	These shares are deemed to be beneficially owned by Mr. Hawk in his capacity as managing member of Ocean Capital LLC.
2	The percentages used herein are calculated based upon 9,181,416 shares of common stock outstanding as of November 4, 2024, as disclosed in the Proxy Statement.

CUSIP No. 74527N108	SCHEDULE 13D

1	NAME OF REPORTING PERSON Brent D. Rosenthal
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 74527N108	SCHEDULE 13D

1	NAME OF REPORTING PERSON José R. Izquierdo II
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 74527N108	SCHEDULE 13D

The following constitutes Amendment No. 6 (“Amendment No. 6”) to the Schedule 13D filed by the undersigned with the Securities and Exchange Commission (the “SEC”) on November 17, 2021, as amended by the Amendment No. 1 filed on December 8, 2021, Amendment No. 2 filed on April 29, 2022, Amendment No. 3 filed on June 7, 2022, Amendment No. 4 filed on September 14, 2023 and Amendment No. 5 filed on November 15, 2024 (collectively, the “Schedule 13D”). This Amendment No. 6 amends the Schedule 13D as specifically set forth herein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Schedule 13D.

Item 2.	IDENTITY AND BACKGROUND

Item 2 is hereby amended and restated as follows:

(a)	This Schedule 13D is filed by:

(i)	Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”);

(ii)	William Heath Hawk, the managing member of Ocean Capital;

(iii)	Brent D. Rosenthal, as one of Ocean Capital’s nominees for election to the Issuer’s Board of Directors (“Board”) at the Issuer’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) and the Issuer’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”); and

(iv)	José R. Izquierdo II, as one of Ocean Capital’s nominees for election to the Board at the 2021 Annual Meeting and the 2024 Annual Meeting (collectively with Ocean Capital, Mr. Hawk and Mr. Rosenthal, the “Reporting Persons” and together with Mr. Rosenthal, the “2021 Nominees” and the “2024 Nominees”).

(b)	The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968. The business address of Mr. Rosenthal is 3 Drummond Terrace, Livingston, New Jersey 07039. The business address of Mr. Izquierdo is 1225 Ponce de Leon Ave., Suite 803, San Juan, Puerto Rico 00907.

(c)	The principal business of: (i) Ocean Capital is investing in various opportunities in the financial arena and transacting any lawful business in Puerto Rico financial arenas; (ii) Mr. Hawk is serving as President and Chief Executive Officer of First Southern, LLC, a financial services company; (iii) Mr. Rosenthal is serving as Founder and Investor at Mountain Hawk Capital Partners, LLC, an investment fund; and (iv) Mr. Izquierdo is serving as Managing Member of Main Line Ventures LLC, a consulting firm.

(d)	None of the Reporting Persons has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e)	None of the Reporting Persons has, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f)	Ocean Capital is organized as a limited liability company under the laws of Puerto Rico. Each of Messrs. Hawk, Rosenthal and Izquierdo is a citizen of the United States.

CUSIP No. 74527N108	SCHEDULE 13D

Item 4.	PURPOSE OF TRANSACTION

Item 4 is hereby supplemented to add the following paragraphs:

On November 21, 2024, Ocean Capital sent a letter by email to the Issuer (the “2024 Notice”) providing notice of its intent to nominate the 2024 Nominees for election to the Board at the 2024 Annual Meeting. In connection with the submission of the 2024 Notice, Ocean Capital, Mr. Hawk and the 2024 Nominees filed a preliminary proxy statement with the SEC on November 25, 2024.

Item 6.	CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIP WITH RESPECT TO SECURITIES OF THE ISSUER

Item 6 is hereby supplemented with the following paragraph:

On November 25, 2024, the Reporting Persons executed an amended and restated Joint Filing and Solicitation Agreement (as amended and restated, the “First Amended and Restated Joint Filing and Solicitation Agreement”) with respect to the joint filing of this Schedule 13D and any amendments thereto, an executed copy of which is attached hereto as Exhibit E. Other than the First Amended and Restated Joint Filing and Solicitation Agreement, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the Reporting Persons and between such persons and any person with respect to any securities of the Issuer, including but not limited to transfer or voting of any other securities, finder’s fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, divisions of profits or loss or the giving or withholding of proxies.

Item 7.	MATERIAL TO BE FILED AS EXHIBITS

Item 7 is hereby supplemented with the following paragraph:

Exhibit E:	First Amended and Restated Joint Filing and Solicitation Agreement, dated November 25, 2024.

CUSIP No. 74527N108	SCHEDULE 13D

SIGNATURES

After reasonable inquiry and to the best of his, her or its knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: November 25, 2024	Ocean Capital LLC

	By:	/s/ William Heath Hawk
	Name:	William Heath Hawk
	Title:	Managing Member

/s/ William Heath Hawk
William Heath Hawk

/s/ Brent D. Rosenthal
Brent D. Rosenthal

/s/ José R. Izquierdo II
José R. Izquierdo II

EXHIBIT E

FIRST AMENDED AND RESTATED JOINT FILING AND SOLICITATION AGREEMENT

PURSUANT TO RULE 13d-1(k)

WHEREAS, certain of the undersigned are stockholders, direct or beneficial, of Puerto Rico Residents Tax-Free Fund IV, Inc., a Puerto Rico corporation (the “Fund”); and

WHEREAS, Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”), William Heath Hawk, Brent D. Rosenthal and José R. Izquierdo II were parties to a Joint Filing and Solicitation Agreement dated November 16, 2021, pursuant to which, among other things, the parties agreed to form a group for the purpose of soliciting proxies for Ocean Capital’s nominees and proposal with respect to the Fund’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”);

WHEREAS, Ocean Capital has notified the Fund of its intent to, among other things, renominate Messrs. Rosenthal and Izquierdo for election as Class I directors at the Fund’s 2024 annual meeting of stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “2024 Annual Meeting”);

WHEREAS, Ocean Capital, William Heath Hawk, Brent D. Rosenthal and José R. Izquierdo II wish to form a group (collectively, the “Group”) for the purpose of seeking representation on the Board of Directors of the Fund (the “Board”) at the 2021 Annual Meeting and the 2024 Annual Meeting and for the purpose of taking all other action necessary to achieve the foregoing;

WHEREAS, in connection with the formation of the Group, the undersigned desire to amend and restate the Joint Filing and Solicitation Agreement as set forth herein.

NOW, IT IS AGREED, this 25th day of November 2024 by the parties hereto:

1. In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each of the undersigned agrees to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Fund. Each member of the Group shall be responsible for the accuracy and completeness of his, her or its own disclosure therein, and is not responsible for the accuracy and completeness of the information concerning the other members, unless such member knows or has reason to know that such information is inaccurate. Ocean Capital or its representative shall provide each member of the Group with copies of all Schedule 13D filings and other public filings to be filed on behalf of such member at least 24 hours prior to the filing or submission thereof.

2. So long as this agreement is in effect, each of the undersigned shall provide written notice to William Heath Hawk of (i) any of their purchases or sales of securities of the Fund; or (ii) any securities of the Fund over which they acquire or dispose of beneficial ownership. Notice shall be given no later than 24 hours after each such transaction.

3. Each of the undersigned agrees to form the Group for the purpose of (i) soliciting proxies or written consents for proposals submitted to stockholders for approval and the election of the persons nominated by the Group to the Board, each at the 2021 Annual Meeting, (ii) soliciting proxies or written consents for the election of the persons nominated by the Group to the Board at the 2024 Annual Meeting, (iii) taking such other actions as the parties deem advisable and (iv) taking all other action necessary or advisable to achieve the foregoing.

4. Ocean Capital shall have the right to pre-approve all expenses incurred in connection with the Group’s activities and agree to pay directly all such pre-approved expenses.

5. Each of the undersigned agrees that any SEC filing, press release or stockholder communication proposed to be made or issued by the Group or any member of the Group in connection with the Group’s activities set forth herein (collectively, “Communications”) shall be first approved by Ocean Capital, or its representatives, and by William Heath Hawk to the extent any such Communications refer to his or her, as applicable, credentials or experience, which approval shall not be unreasonably withheld.

Exhibit E-1

6. The relationship of the parties hereto shall be limited to carrying on the business of the Group in accordance with the terms of this Agreement. Such relationship shall be construed and deemed to be for the sole and limited purpose of carrying on such business as described herein. Nothing herein shall be construed to authorize any party to act as an agent for any other party, or to create a joint venture or partnership, or to constitute an indemnification. Nothing herein shall restrict any party’s right to purchase or sell securities of the Fund, as he or it deems appropriate, in his or its sole discretion, provided that all such sales are made in compliance with all applicable securities laws.

7. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

8. In the event of any dispute arising out of the provisions of this Agreement or their investment in the Fund, the parties hereto consent and submit to the exclusive jurisdiction of the Federal and State Courts in the State of Delaware.

9. Any party hereto may terminate his or its obligations under this Agreement on 24 hours’ written notice to all other parties, with a copy by email to William Heath Hawk, c/o: Ocean Capital LLC, [personal information redacted].

10. Each party acknowledges that Ocean Capital shall, in its sole discretion, select and retain counsel for both the Group and Ocean Capital and its affiliates relating to their investment in the Fund.

11. Each of the undersigned parties hereby agrees that this Agreement shall be filed as an exhibit to a Schedule 13D pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

[Signature Page Follows]

Exhibit E-2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

William Heath Hawk

/s/ William Heath Hawk

Brent D. Rosenthal

/s/ Brent D. Rosenthal

José R. Izquierdo II

/s/ José R. Izquierdo II

[Signature page to Joint Filing and Solicitation Agreement]